SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              Form 8-K/A
                           Amendment No. 1

              Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 1998

                       ALLIANCE ENTERTAINMENT CORP.
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             (Exact name of registrant as specified in its charter)



 Delaware                           1-13054                     13-3645913
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(State or other                (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)


352 Park Avenue South, New York, New York                         10010
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(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code: (212) 685-6303



     The Registrant's Form 8-K dated April 13, 1998, is hereby amended to include the audited financial statements for the year ended December 31, 1997, set forth in Exhibit 99.1 hereto.

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Item 7.     Financial Statements and Exhibits

             (c)         Exhibits

     Exhibit 99.1 Audited  Financial  Statements for the Year Ended December 31,
                  1997




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ALLIANCE ENTERTAINMENT CORP.


                                               By:/s/David E. Hawthorne
                                                ----------------------------
                                                Name: David E. Hawthorne
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



Date: April 23, 1998

                                  EXHIBIT INDEX



     Exhibit 99.1   Audited Financial Statements for the Year
                    Ended December 31, 1997